Exhibit 10.1

AMENDMENT NUMBER SIX

to the

MASTER REPURCHASE AGREEMENT

Dated as of November 20, 2012,

among

PENNYMAC CORP.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER SIX (this “Amendment Number Six”) is made this 27th day of July, 2015, among PENNYMAC CORP., a Delaware corporation, as seller (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of November 20, 2012, between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”).

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement to make certain modifications thereto, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.         Amendments. Effective as of July 27, 2015 (the “Amendment Effective Date”),

(a)          Section 5.02 of the Agreement is hereby amended by adding a new Subsection (o) thereto immediately following Subsection (n) thereto to read in its entirety as follows:

(o)          Servicer shall have a servicer rating of not lower than SQ4+ by Moody's or Average by S&P.

(b)          Section 8(u) of the Agreement is hereby amended to read in its entirety as follows:

(u)          [Reserved]; or

Section 2.         Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

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Section 3.         Effectiveness. This Amendment Number Six shall become effective as of the date that the Agent shall have received:

(a)          counterparts hereof duly executed by each of the parties hereto, and

(b)          counterparts of that certain Amendment Number Six to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

Section 4.         Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 13.04 and 13.06 of the Agreement.

Section 5.         Representations. Seller hereby represents to Buyer and Agent that as of the date hereof and taking into account the terms of this Amendment Number Six, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 6.         Binding Effect; Governing Law. This Amendment Number Six shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER SIX SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 7.         Counterparts. This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 8.         Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Six need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.

(Seller)

By: /s/ Pamela Marsh

Name: Pamela Marsh

Title: Executive Vice President, Treasurer

MORGAN STANLEY BANK, N.A.

(Buyer)

By: /s/ Geoffrey Kott

Name: Geoffrey Kott

Title: Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL

HOLDINGS LLC

(Agent)

By: /s/ Christopher Schmidt

Name: Christopher Schmidt

Title: Vice President

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